                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                (Amendment No. 1)


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   December 21, 2001
                                                --------------------

                          Wireless Telecom Group, Inc.
               (Exact name of Registrant as Specified in Charter)


New Jersey                                  1-11916                                     22-2582295
----------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                (Commission                                 (IRS Employer
of Incorporation)                           File Number)                              Identification No.)


East 64 Midland Ave., Paramus, N.J.                                                         07652
----------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                  (Zip Code)


Registrant's telephone number, including area code            (201) 261-8797
                                                              --------------


                                       N/A
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

         On December 21, 2001, Wireless Telecom Group, Inc., a New Jersey Corporation ("Wireless"), acquired all of the outstanding capital stock of Microlab/FXR, a New Jersey Corporation ("Microlab") under the Stock Purchase Agreement dated December 21, 2001, by and among Wireless, Microlab and Harry A. Augenblick and under the Stock Purchase Agreement dated December 21, 2001 by and between Wireless and Microlab/FXR Employees Stock Ownership Plan (the "Acquisition"). The Acquisition was timely reported by Wireless on a Current Report on Form 8-K dated December 21, 2001 and filed on January 4, 2002 (the "Prior 8-K").

         In the Prior 8-K, Wireless stated its intention to file, no later than the date 60 days immediately subsequent to the date by which the Prior 8-K was required to be filed, the historical financial statements and pro forma financial information that may be required to be filed in connection with the Acquisition. For purposes of Item 7 below, the Acquisition is not financially material as the acquired assets do not constitute a significant business under Regulation S-X, and historical financial statements and pro forma financial information regarding Microlab are not required to be provided.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  (1)      None
         (b)      PRO FORMA FINANCIAL INFORMATION
                  (1)      None

         (c)      Exhibit No.     Description

                  10.1            Stock Purchase Agreement dated December
                                  21, 2001, by and among Wireless Telecom Group, Inc.,
                                  Microlab/FXR, and Harry A. Augenblick.*

                  10.2            Stock Purchase Agreement made as of
                                  December 21, 2001 by and among Wireless Telecom Group,
                                  Inc. and Microlab/FXR Employees Stock Ownership Plan.*

                  99.1            Press Release dated January 3, 2002 announcing the
                                  completion of the acquisition.*

----------------
* Previously filed with original Form 8-K dated December 21, 2001 and filed on January 4, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              WIRELESS TELECOM GROUP, INC.

Date:          March 1          , 2002                        By: /s/ Edward Garcia
      --------------------------                                 -----------------------------------------
                                                                  Edward Garcia
                                                                  Chief Executive Officer


                  Exhibit No.       Description

                    10.1           Stock Purchase Agreement dated December 21,
                                   2001, by and among Wireless Telecom Group, Inc.,
                                   Microlab/FXR, and Harry A. Augenblick.*

                    10.2           Stock Purchase Agreement made as of December 21, 2001
                                   by and among Wireless Telecom Group, Inc. and
                                   Microlab/FXR Employees Stock Ownership Plan.*

                    99.1           Press Release dated January 3, 2002 announcing the
                                   completion of the acquisition.*


----------------
* Previously filed with original Form 8-K dated December 21, 2001 and filed on January 4, 2001.

                                       3